EXHIBIT 10.1.1

FIRST AMENDMENT OF
AGREEMENT OF PURCHASE AND SALE
This First Amendment of Agreement of Purchase and Sale (“Amendment”) is dated effective as of January 30, 2017, between HOTEL YOUNTVILLE, LLC, a California limited liability company ("Hotel Yountville"), HOTEL YOUNTVILLE HOLDINGS, LLC, a California limited liability company ("Yountville Holdings"), ALTAMURA FAMILY, LLC, a California limited liability company ("Family"), and GEORGE ALTAMURA, JR., LLC, a California limited liability company ("Altamura", and, together with Hotel Yountville, Yountville Holdings and Family, collectively, “Seller”) and ASHFORD HOSPITALITY PRIME LIMITED PARTNERSHIP, a Delaware limited partnership (“Purchaser”).
Whereas, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated effective January 13, 2017 (the “Agreement”), for the sale and purchase of real property in Yountville, California, on which are located the Hotel Yountville and Hopper Creek Apartments, and more are particularly described in the Agreement;
WHEREAS, Seller and Purchaser wish to amend certain provisions thereof as set forth herein; and
Now, therefore, in consideration of the foregoing, and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser, each intending to be legally bound, do hereby agree as follows:

1.	Extension to Study Period. The Study Period shall be extended to Friday, March 10th at 5:00 PM Pacific Time.

2.	Closing Date. The Closing Date as set forth in the Agreement shall be March 14, 2017.

3.
Ratification. Except as expressly modified and amended hereby, the terms and provisions of the Agreement shall remain in full force and effect as therein provided, and the Agreement as amended hereby is ratified in all respects by the parties hereto.

4.
Entire Agreement. The Agreement as amended hereby represents the entire agreement between the parties hereto, and all prior correspondence, memoranda, agreements or understandings (written or oral) with respect to the transaction contemplated by the Agreement are merged into and superseded by the Agreement as amended hereby.

5.	Defined Terms. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Agreement.

6.
Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one document. Signatures of the parties by facsimile or other electronic transmission (such as email) of an ink signature shall be deemed sufficient to bind the parties to this Amendment, and each party waives any objection to such signature by such transmission.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date set forth above.
SELLER:
HOTEL YOUNTVILLE, LLC,
A California limited liability company

By:    /s/ George Altamura Jr
Name: George Altamura Jr
Title: Manager

HOTEL YOUNTVILLE HOLDINGS, LLC,
A California limited liability company

By:     /s/ Michael Yacob
Name: Michael Yacob
Title: Senior Vice President

ALTAMURA FAMILY, LLC,
A California limited liability company

By:    /s/ George Altamura Jr
Name: George Altamura Jr
Title: Manager

ALTAMURA FAMILY, LLC,
A California limited liability company

By:    /s/ George Altamura Jr
Name: George Altamura Jr
Title: Manager

PURCHASER:

ASHFORD HOSPITALITY PRIME
LIMITED PARTNERSHIP,
A Delaware limited partnership

By:    Ashford Prime OP General
Partner LLC, its general partner

By:     /s/ David Brooks
Name: David Brooks
Title: Vice President

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